UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 14, 2008 (April 10, 2008)
Connecticut Water Service, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

0-8084	06-0739839

(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street, Clinton, Connecticut	06413-0562

(Address of Principal Executive Offices)	(Zip Code)
860-669-8630

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     Investor Presentation
     From time to time, members of the Company’s senior management present information about the Company to investors. On April 10, 2008, presentations were made to investors in New York, N.Y. Such material may be presented to investors in the future.
     A Copy of the Company’s investor presentation dated April 10, 2008 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01	Exhibits
     The following is filed herewith as an exhibit
(c)	Exhibits
99.1	Company investor presentation, dated April 10, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC. a Connecticut corporation

Date: April 14, 2008	By:	/s/ David C. Benoit

	Name:	David C. Benoit
	Title:	Vice President — Finance and
	Chief	Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

99.1	Company investor presentation, dated April 10, 2008

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